                                                                  EXECUTION COPY

                        RECONSTITUTED SERVICING AGREEMENT


         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of June, 2005, by and between LEHMAN BROTHERS HOLDINGS, INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings") and NATIONAL CITY MORTGAGE CO., New York corporation (referred to herein as the "Servicer"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware corporation ("Aurora"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Trustee"), recites and provides as follows:

                                    RECITALS

         WHEREAS, the Lehman Brothers Bank, FSB (the "Bank") acquired certain conventional, residential, fixed and adjustable rate, first lien mortgage loans from the Servicer, which mortgage loans were either originated or acquired by the Servicer, pursuant to the Flow Purchase, Warranties and Servicing Agreement between the Bank, as purchaser, and the Servicer, as company, dated as of August 1, 2001 (for Conventional Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2001-1) (the "Existing Servicing Agreement" and as amended by Amendment No. 1, dated as of November 21, 2001, Amendment No. 2, dated as of October 25, 2002 and Amendment No. 3, dated as of January 14, 2003, the "SWSA") and annexed hereto as Exhibit B.

         WHEREAS, the mortgage loans are currently being serviced by the Servicer pursuant to the SWSA.

         WHEREAS, pursuant to an Assignment and Assumption Agreement, dated June 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

         WHEREAS, the Seller has conveyed certain of the mortgage loans identified on Exhibit D (the "Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of June 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Mortgage Loans, except to the extent otherwise provided herein and that this Agreement shall govern the Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to the Trust Agreement.

         3. Servicing. The Servicer agrees, with respect to the Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on July 18, 2005 to the Trust Fund is to include principal due after June 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-15 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Seller shall refer to the Trust Fund or, as the content requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA; and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Except as described herein, neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Mortgage Loans (other than those representations and warranties made by the Servicer in Section 3.02 of the SWSA) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto. The Servicer hereby makes the following additional representations and warranties which may be enforced in accordance with the SWSA:

                  (a) No Mortgage Loan originated on or after October 1, 2002 and secured by a Mortgaged Property located in the State of Georgia is a "home loan" and is either a "covered" or "high cost loan" as defined in the Georgia Fair Lending Act, as amended.

                  7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

               Aurora Loan Services LLC
               327 Inverness Drive South
               Englewood, CO  80112
               Mail Stop Code - 3195
               Attn:    E. Todd Whittemore - Master Servicing
                        SARM 2005-15
               Tel:     720-945-3422

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

               JPMorgan Chase Bank, N.A.
               New York, New York
               ABA#: 021-000-021
               Account Name: Aurora Loan Services LLC, Master Servicing Payment
                             Clearing Account
               Account No.: 066-611059
               Beneficiary: Aurora Loan Services LLC
               For further credit to: SARM 2005-15

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  Wells Fargo Bank, National Association
                  P.O. Box 98
                  Columbia, Maryland 21046
                  (or in the case of overnight deliveries:
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
                  Attention: Corporate Trust Services - SARM 2005-15
                  Telephone: 410-884-2000
                  Facsimile: 410-715-2380

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attention: Leslee Gelber
                  Telephone: (212) 526-5861
                  E-mail: lgelber@lehman.com

                  With a copy to:
                  Dechert, LLP
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

         All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         10. Reconstitution. This Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the SWSA.



                      [SIGNATURE PAGE IMMEDIATELY FOLLOWS]

         Executed as of the day and year first above written.

                                         LEHMAN BROTHERS HOLDINGS INC.
                                           as Seller



                                         By:
                                             -----------------------------------
                                              Name:  Ellen Kiernan
                                              Title: Authorized Signatory


                                         NATIONAL CITY MORTGAGE CO.,
                                            as Servicer



                                         By:
                                             -----------------------------------
                                              Name:
                                              Title:

Acknowledged:

AURORA LOAN SERVICES LLC,
as Master Servicer


By:
    ---------------------------------------
         Name:  E. Todd Whittemore
         Title: Executive Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
  as Trustee

By:
   ----------------------------------------
       Name:  Leigh Taylor
       Title: Vice President

                                    EXHIBIT A

                            Modifications to the SWSA


1. Unless otherwise specified herein, for purposes of this Servicing Agreement, including definitions, relating to (i) representations and warranties of the Purchaser, (ii) the sale and purchase of the Mortgage Loans, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage Loans, shall be disregarded. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Custodial Agreement" in Article I is hereby amended in its entirety to read as follows:

                  "Custodial Agreement" means the Custodial Agreement, dated June 1, 2005, by and between Wells Fargo Bank, National Association and U.S. Bank National Association.

3. The definition of "Custodian" in Article I is hereby amended in its entirety to read as follows:

                  "Custodian" means U.S. Bank National Association.

4. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

                  "Eligible Investments": Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                           (i) direct obligations of, and obligations fully
                  guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

                           (ii) federal funds, or demand and time deposits in,
                  certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

                           (iii) repurchase agreements collateralized by Direct
                  Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

                           (iv) securities bearing interest or sold at a
                  discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from either Rating Agency;

                           (v) commercial paper (including both
                  non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

                           (vi) a Qualified GIC;

                           (vii) certificates or receipts representing direct
                  ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

                           (viii) any other demand, money market, common trust
                  fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time, provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

5. The definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "GEMICO":

                  "Ginnie Mae": The Government National Mortgage Association, or any successor thereto.

6. The definition of "Monthly Advance" in Article I is hereby amended in its entirety to read as follows:

                  "Monthly Advance": With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Company, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Company determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Company forming the basis of such determination, which shall include a copy of any broker's price opinion and any other information or reports obtained by the Company which may support such determinations.


7. The definition of "Mortgage Loan" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan": An individual servicing retained Mortgage Loan which has been purchased from the Company by the Purchaser and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

8. The definition of "Mortgage Loan Schedule" in Article I is hereby amended in its entirety to read as follows:

                  "Mortgage Loan Schedule": The schedule of Mortgage Loans setting forth certain information with respect to the Mortgage Loans purchased from the Company by the Purchaser, which Mortgage Loan Schedule is attached as Exhibit C to this Agreement.

9. The definition of "Opinion of Counsel" in Article I is hereby amended by adding the following proviso at the end of such definition:

                  provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company and the Master Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or the Master Servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company or the Master Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

10. The definition of "Prepayment Interest Shortfall Amount" is hereby amended in its entirety to read as follows:

                  Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a voluntary (not including discounted payoffs) Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net of the related Servicing Fee for Principal Prepayments in full only) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

11. The definition of "Qualified Depository" is hereby amended in its entirety to read as follows:

                  "Qualified Depository": Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or
                  (iii) Lehman Brothers Bank, FSB, a federal savings bank.

12. The definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

                  "Qualified GIC": A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

                           (a) be an obligation of an insurance company or other
                  corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

                           (b) provide that the Company may exercise all of the
                  rights under such contract or surety bond without the necessity of taking any action by any other Person;

                           (c) provide that if at any time the then current
                  credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Company, the Company shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

                           (d) provide that the Company's interest therein shall
                  be transferable to any successor Company or the Master Servicer hereunder; and

                           (e) provide that the funds reinvested thereunder and
                  accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

13. The definition of "Servicing Fee" in Article I is hereby amended in its entirety to read as follows:

                  "Servicing Fee": An amount equal to one-twelfth the product of
                  (a) the Servicing Fee Rate and (b) the outstanding principal balance of the Mortgage Loan. The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds) of such Monthly Payment collected by the Company or as otherwise provided under this Agreement.

14. The parties acknowledge that the fourth paragraph of Section 2.02 shall be inapplicable to this Agreement.

15. The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superceded by the provisions of the Custodial Agreement.

16. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby."

17. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

18. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement."

19. Section 3.01(i) (Selection Process), Section 3.01 (j) (Pool Characteristics), Section 3.01 (l) (Sale Treatment), Section 3.01 (n) (No Broker's Fees'), Section 3.01 (o) (Origination) and Section 3.01(p) (Fair Consideration) shall be inapplicable to this Agreement.

20. Section 3.03 (Remedies for Breach of Representations and Warranties) is hereby amended in its entirety to read as follows:

                           It is understood and agreed that the representations
                  and warranties set forth in Section 3.01 (a) through (h), (k) and (m) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

                           Within 60 days of the earlier of either discovery by
                  or notice to the Company of any breach of a representation or warranty set forth in Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Trustee's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Loans) to a successor servicer selected by the Trustee with the prior consent and approval of the Master Servicer. Such assignment shall be made in accordance with
                  Section 12.01.

                           In addition, the Company shall indemnify (from its
                  own funds) the Trustee, the Trust Fund and the Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
                  Section 3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

                           Any cause of action against the Company relating to
                  or arising out of the breach of any representations and warranties made in Section 3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

21.      Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

                  (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

                           Consistent with the terms of this Agreement, the
                  Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

                  (ii) by adding the following to the end of the second paragraph of such section:

                  Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

22. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

                  (a) the words "National City Mortgage Corp in trust for the
                      Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group 2001-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph shall be replaced by the following words:
                      "National City Mortgage Co. in trust for the SARM 2005-15 Trust Fund".

                  (b) by amending clause (viii) to read as follows:

                           (viii) the amount of any Prepayment Interest Shortfall Amount paid out of the Company's own funds without any right to reimbursement therefor;

23. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the last five lines of clause (ii) with the following:

                  Company's right thereto shall be prior to the rights of the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

24. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "National City Mortgage Corp., in trust for the Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-1 and various Mortgagors" in the fourth, fifth and sixth lines of the first sentence of the first paragraph, and replacing it with the following words:

                  "National City Mortgage Co. in trust for the SARM 2005-15 Trust Fund".

25. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the second paragraph thereof with "three years" and
         (ii) adding two new paragraphs after the second paragraph thereof to read as follows:

                  In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

                  Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code; or (ii) subject any Trust REMIC to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Sections 860F or 860G(c) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

         (iii) deleting the first sentence of the third paragraph thereof, (iv) replacing the words "one" and "sentence" with "three" and "paragraph", respectively, in the fifth line of the third paragraph thereto, and (v) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances";

                  (vi) by adding the following to the end of such Section:

                  Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

26. Section 5.01 (Remittances) is hereby amended by replacing the word "second" in the second paragraph of such Section with the word "first", and is further amended by adding the following after the second paragraph of such Section:

                           All remittances required to be made to the Master
                  Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

                  JPMorgan Chase Bank, N.A.
                  New York, New York
                  ABA#: 021-000-021
                  Account Name: Aurora Loan Services LLC, Master Servicing
                                Payment Clearing Account
                  Account No.: 066-611059
                  Beneficiary: Aurora Loan Services LLC
                  For further credit to: SARM 2005-15

27. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

                  Section 5.02  Statements to Master Servicer.

                           The Company shall deliver or cause to be delivered to
                  the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and
                  4.06 within 30 days of the Closing Date.

                           Not later than the tenth calendar day of each month,
                  the Company shall furnish to the Master Servicer monthly reports providing information to be mutually agreed upon by the Company and Master Servicer prior to first due date of such reports and in formats similar to Exhibit D-1 and Exhibit D-2.

28. Section 6.04 (Annual Statement as to Compliance) is hereby amended and restated in its entirety to read as follows:

                  Section 6.04 Annual Officer's Certificate.

                           On or before the 15th day of March of each year,
                  beginning with March 15, 2006, the Company, at its own expense, will deliver to the Purchaser and the Master Servicer a Servicing Officer's certificate stating, as to each signer thereof, that (i) a review of the activities of the Company during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Company to remedy such default.

29. Section 6.05 (Annual Independent Public Accountants Servicing Report) is hereby amended and restated in its entirety to read as follows:

                  Section 6.05 Annual Audit Report.

                           On or before the 15th day of March of each year,
                  beginning with March 15, 2006, the Company shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Company), which is a member of the American Institute of Certified Public Accountants, to furnish to the Purchaser and Master Servicer (i) year-end audited (if available) financial statements of the Company and
                  (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Company's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Company's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

30. A new Section 6.08 is hereby added to this Agreement to read as follows:

         Section 6.08 Officer's Certificate.

                  (a) By March 15th of each year, or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer and Depositor for the benefit of such the Master Servicer and their respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this subsection (a).

31. Section 9.01 (Indemnification; Third Party Claims) is hereby amended by deleting Subsection (a) and replacing it with the following:

                  (a) The Company shall indemnify the Purchaser, the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party, which consent shall not be unreasonably withheld or delayed) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Company shall provide the Trustee with a written report of all expenses and advances incurred by the Company pursuant to this
                  Section 9.01, and the Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way relates to the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or the gross negligence, bad faith or willful misconduct of this Company.

32.      Section 10.01 (Events of Default) is hereby amended by:

                  (a)      changing any reference to "Purchaser" to "Master
                           Servicer"

                  (b) changing the reference to "five days" to "two Business Days" in subclause (i);

                  (c) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or"; and

                  (d) adding the words "within the applicable cure period" after the word "remedied" in the second line of the second paragraph.

33. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer with the prior written consent of the Trustee."

34.      Section 11.01 (Termination) is hereby amended by restating subclause
         (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

                  (ii) mutual consent of the Company and the Trustee in writing, provided such termination is also acceptable to the Master Servicer and the Rating Agencies.

                           At the time of any termination of the Company
                  pursuant to Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

35. The first paragraph of Section 11.02 (Termination Without Cause) is hereby amended by replacing the first reference to "Purchaser" with "Lehman Brothers Holdings Inc. (with the prior consent of the Trustee)" and by replacing all other references to "Purchaser" with "Lehman Brothers Holdings Inc."

36. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

                           Simultaneously with the termination of the Company's
                  responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02 the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Trust Fund under Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

                           Within a reasonable period of time, but in no event
                  longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

                           Any successor appointed as provided herein shall
                  execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Company arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

                           The Servicer shall deliver within three (3) Business
                  Days of the appointment of a successor servicer the funds in the Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

                           Upon a successor's acceptance of appointment as such,
                  the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

                           Except as otherwise provided in this Agreement, all
                  reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Company or resignation of the Company or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Company from its own funds without reimbursement.

37. Section 12.02 (Amendment) is hereby amended by replacing the words "by the Company and the Purchaser by written agreement signed by the Company and the Purchaser" with "by written agreement by the Company and the Purchaser, with the written consent of the Master Servicer and the Trustee."

38. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

39. Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

40. Section 12.11 (No Personal Solicitation) is hereby amended by replacing the words "the Purchaser" with "Lehman Brothers Holdings Inc." in each instance.

41. A New Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

                  Section 12.12 Intended Third Party Beneficiaries.

                           Notwithstanding any provision herein to the contrary,
                  the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

                                      SWSA

                                See Exhibit 99.6

                                    EXHIBIT C

                       Assignment and Assumption Agreement

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT D

                           Schedule of Mortgage Loans


                             [INTENTIONALLY OMITTED]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                          DESCRIPTION                                                    FORMAT
----------                          -----------                                                    ------
INVNUM                     INVESTOR LOAN NUMBER                                         Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                               Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                  Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                           REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED           Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE         Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                       Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE     Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                 Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED             Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                         Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT            DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                       Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                      Number seven decimals
                                                                                        Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                   Number seven decimals
                                                                                        Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                     Number seven decimals
                                                                                        Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                       Number two decimals
                           .00 IF PAIDOFF

                                     E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
Data Field                  Format                                                             Data Description
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage            NUMBER(6,5)                                               The percent of coverage provided by the PMI
                                                                                      company in the event of loss on a defaulted
                                                                                      loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim filed date  DATE(MM/DD/YYYY)                                          Actual date that the claim was submitted to
                                                                                      the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy start     DATE(MM/DD/YYYY)                                          Actual date that the bankruptcy petition is
date                                                                                  filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim amount      NUMBER(15,2)                                              The amount of the claim that was filed by
filed                                                                                 the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge date       DATE(MM/DD/YYYY)                                          Actual date that the Discharge Order is
                                                                                      entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date             DATE(MM/DD/YYYY)                                          Actual due date of the next outstanding
                                                                                      payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction complete    DATE(MM/DD/YYYY)                                          Actual date that the eviction proceedings
date                                                                                  are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction start date  DATE(MM/DD/YYYY)                                          Actual date that the eviction proceedings
                                                                                      are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first legal date     DATE(MM/DD/YYYY)                                          Actual date that foreclosure counsel filed
                                                                                      the first legal action as defined by state
                                                                                      statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption end       DATE(MM/DD/YYYY)                                          Actual date that the foreclosure redemption
date                                                                                  period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy chapter          VARCHAR2(2)  7=Chapter 7 filed   11=Chapter 11 filed      Chapter of bankruptcy filed.
                                         12=Chapter 12 filed 13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag             VARCHAR2(2)  Y=Active Bankruptcy  N=No Active Bankruptcy  Servicer defined indicator that identifies that the property is an asset in an active
                                                                                      bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case Number      VARCHAR2(15)                                              The court assigned case number of the
                                                                                      bankruptcy filed by a party with interest in
                                                                                      the property.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-1

------------------------------------------------------------------------------------------------------------------------------------
MI claim amount paid        NUMBER(15,2)                                              The amount paid to the servicer by the PMI
                                                                                      company as a result of submitting an MI
                                                                                      claim.
------------------------------------------------------------------------------------------------------------------------------------
MI claim funds received     DATE(MM/DD/YYYY)                                          Actual date that funds were received from
date                                                                                  the PMI company as a result of transmitting
                                                                                      an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan amount         NUMBER(10,2)                                              Current unpaid principal balance of the loan
                                                                                      as of the date of reporting to Aurora Master
                                                                                      Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale scheduled      DATE(MM/DD/YYYY)                                          Date that the foreclosure sale is scheduled
                                                                                      to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/dismissal       DATE(MM/DD/YYYY)                                          Actual date that the dismissal or relief
granted                                                                               from stay order is entered by the bankruptcy
                                                                                      court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer accepted     DATE(MM/DD/YYYY)                                          Actual date of acceptance of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer received     DATE(MM/DD/YYYY)                                          Actual date of receipt of an REO offer.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value           NUMBER(10,2)                                              Value obtained typically from a BPO prior to
                                                                                      foreclosure referral not related to loss
                                                                                      mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value source    VARCHAR2(15) BPO=Broker's Price  Appraisal=Appraisal      Name of vendor or management company that
                                             Opinion                                  provided the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value date      DATE(MM/DD/YYYY)                                          Date that the delinquency valuation amount
                                                                                      was completed by vendor or property
                                                                                      management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag            VARCHAR2(2)  Y=90+ delinq. Not in FC, Bky or Loss mit     Servicer defined indicator that identifies
                                         N=Less than 90 days delinquent               that the loan is delinquent but is not
                                                                                      involved in loss mitigation, foreclosure,
                                                                                      bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag            VARCHAR2(2) Y=Active foreclosure N=No active foreclosure  Servicer defined indicator that identifies that the loan is involved in foreclosure
                                                                                      proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense balance   NUMBER(10,2)                                              Total of all cumulative expenses advanced by
                                                                                      the servicer for non-escrow expenses such as
                                                                                      but not limited to: FC fees and costs,
                                                                                      bankruptcy fees and costs, property
                                                                                      preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-2

------------------------------------------------------------------------------------------------------------------------------------
Foreclosure attorney        DATE(MM/DD/YYYY)                                          Actual date that the loan was referred to
referral date                                                                         local counsel to begin foreclosure
                                                                                      proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation       NUMBER(15,2)                                              Value obtained during the foreclosure
amount                                                                                process.  Usually as a result of a BPO and
                                                                                      typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation date  DATE(MM/DD/YYYY)                                          Date that foreclosure valuation amount was
                                                                                      completed by vendor or property management
                                                                                      company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure valuation       VARCHAR2(80) BPO=Broker's Price   Appraisal=Appraisal     Name of vendor or management company that
source                                       Opinion                                  provided the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A transmitted      DATE(MM/DD/YYYY)                                          Actual date that the FHA 27011A claim was
date                                                                                  submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B transmitted     DATE(MM/DD/YYYY)                                          Actual date that the FHA 27011B claim was
date                                                                                  submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case number     VARCHAR2(15)                                              Number that is assigned individually to the
                                                                                      loan by either HUD or VA at the time of
                                                                                      origination.  The number is located on the
                                                                                      Loan Guarantee Certificate (LGC) or the
                                                                                      Mortgage Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds            DATE(MM/DD/YYYY)                                          Actual date that funds were received from
received date                                                                         HUD as a result of transmitting the 27011A
                                                                                      claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure actual sale     DATE(MM/DD/YYYY)                                          Actual date that the foreclosure sale was
date                                                                                  held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan number        VARCHAR2(15)                                              Individual number that uniquely identifies
                                                                                      loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type                   VARCHAR2(2)  1=FHA Residential      2=VA Residential      Type of loan being serviced generally
                                         3=Conventional w/o PMI 4=Commercial          defined by the existence of certain types of
                                         5=FHA Project          6=Conventional w/PMI  insurance. (ie: FHA, VA, conventional
                                         7=HUD 235/265          8=Daily Simple        insured, conventional uninsured, SBA, etc.)
                                         9=Farm Loan              Interest Loan
                                         S=Sub prime            U=Unknown
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval date      DATE(MM/DD/YYYY)                                          The date determined that the servicer and
                                                                                      mortgagor agree to pursue a defined loss
                                                                                      mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-3

------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag               VARCHAR2(2) Y=Active loss  N=No active loss               Servicer defined indicator that identifies
                                          mitigation     mitigation                   that the loan is involved in completing a
                                                                                      loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal date       DATE(MM/DD/YYYY)                                          The date that the mortgagor is denied loss
                                                                                      mitigation alternatives or the date that the
                                                                                      loss mitigation alternative is completed
                                                                                      resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type               VARCHAR2(2) L=Loss Mitigation   LT=Litigation pending     The defined loss mitigation alternative
                                        NP=Pending non-     CH= Charge off            identified on the loss mit approval date.
                                           performing sale  FB=Forbearance plan
                                        DI=Deed in lieu     PC=Partial claim
                                        MO=Modification     VA=VA refunding
                                        SH=Short sale
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value              NUMBER(10,2)                                              Value obtained typically from a BPO prior to
                                                                                      foreclosure sale intended to aid in the
                                                                                      completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value date         DATE(MM/DD/YYYY)                                          Name of vendor or management company that
                                                                                      provided the loss mitigation valuation
                                                                                      amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value source       VARCHAR2(15) BPO=Broker's Price    Appraisal=Appraisal    Date that the lost mitigation valuation
                                             Opinion                                  amount was completed by vendor or property
                                                                                      management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate number       VARCHAR2(15)                                              A number that is assigned individually to
                                                                                      the loan by the PMI company at the time of
                                                                                      origination.  Similar to the VA LGC/FHA Case
                                                                                      Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost                   NUMBER(7,7)                                               The current premium paid to the PMI company
                                                                                      for Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status            VARCHAR2(1)     O=Owner occupied     T=Tenant occupied    The most recent status of the property
                                            U=Unknown            V=Vacant             regarding who if anyone is occupying the
                                                                                      property.  Typically a result of a routine
                                                                                      property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy date/         DATE(MM/DD/YYYY)                                          The date that the most recent occupancy
Occupancy status date                                                                 status was determined.   Typically the date
                                                                                      of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan amount        NUMBER(10,2)                                              Amount of the contractual obligations (ie:
                                                                                      note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-4

------------------------------------------------------------------------------------------------------------------------------------
Original value amount       NUMBER(10,2)                                              Appraised value of property as of
                                                                                      origination typically determined through the
                                                                                      appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date            DATE(MM/DD/YYYY)                                          Date that the contractual obligations (ie:
                                                                                      note and mortgage/deed of trust) of the
                                                                                      mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds received   DATE(MM/DD/YYYY)                                          Actual date that funds were received from
date                                                                                  HUD as a result of transmitting the 27011B
                                                                                      claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due date      DATE(MM/DD/YYYY)                                          The post petition due date of a loan
                                                                                      involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property condition          VARCHAR2(2)    1=Excellent     2=Good                     Physical condition of the property as most
                                           3=Average       4=Fair                     recently reported to the servicer by vendor
                                           5=Poor          6=Very poor                or property management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type               VARCHAR2(2)        1=Single family         2=Town house   Type of property secured by mortgage such
                            3=Condo            4=Multifamily           5=Other        as: single family, 2-4 unit, etc.
                            6=Prefabricated    B=Commercial            C=Land only
                            7=Mobile home      U=Unknown               D=Farm
                            A=Church           P=PUD                   R=Row house
                            O=Co-op            M=Manufactured housing  24=2-4 family
                            CT=Condotel        MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for default          VARCHAR2(3) 001=Death of        02=Illness of             Cause of delinquency as identified by
                                            principal mtgr     principal mtgr         mortgagor.
                            003=Illness of mtgr's family member
                            004=Death of mtgr's family      005=Marital difficulties
                                member
                            006=Curtailment of income       007=Excessive obligations
                            008=Abandonment of property     009=Distant employee
                                                                transfer
                            011=Property problem            012=Inability to sell
                                                                property
                            013=Inability to rent property  014=Military service
                            015=Other                       016=Unemployment
                            017=Business failure            019=Casualty loss
                            022=Energy-Environment costs    023=Servicing problems
                            026=Payment adjustment          027=Payment dispute
                            029=Transfer ownership pending  030=Fraud
                            031=Unable to contact borrower  INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired value           NUMBER(10,2)                                             The projected value of the property that is
                                                                                      adjusted from the "as is" value assuming
                                                                                      necessary repairs have been made to the
                                                                                      property as determined by the
                                                                                      vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-5

------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment   NUMBER(15,2)                                              The most recent listing/pricing amount as
amount                                                                                updated by the servicer for REO properties.
------------------------------------------------------------------------------------------------------------------------------------
REO list price adjustment   DATE(MM/DD/YYYY)                                          The most recent date that the servicer
date                                                                                  advised the agent to make an adjustment to
                                                                                      the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)           NUMBER(10,2)                                              The value of the property without making any
                                                                                      repairs as determined by the vendor/property
                                                                                      management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual closing date     DATE(MM/DD/YYYY)                                          The actual date that the sale of the REO
                                                                                      property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag                    VARCHAR2(7)   Y=Active REO    N=No active REO             Servicer defined indicator that identifies
                                                                                      that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list date      DATE(MM/DD/YYYY)                                          The initial/first date that the property was
                                                                                      listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list price     NUMBER(15,2)                                              The initial/first price that was used to
                                                                                      list the property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales proceeds      NUMBER(10,2)                                              The actual REO sales price less closing
                                                                                      costs paid.  The net sales proceeds are
                                                                                      identified within the HUD1 settlement
                                                                                      statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price             NUMBER(10,2)                                              Actual sales price agreed upon by both the
                                                                                      purchaser and servicer as documented on the
                                                                                      HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled close date    DATE(MM/DD/YYYY)                                          The date that the sale of the REO property
                                                                                      is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date              DATE(MM/DD/YYYY)                                          Date that the vendor or management company
                                                                                      completed the valuation of the property
                                                                                      resulting in the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source            VARCHAR2(15) BPO=Broker's Price    Appraisal=Appraisal    Name of vendor or management company that
                                         Opinion                                      provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due date        DATE(MM/DD/YYYY)                                          The due date of the first scheduled payment
                                                                                      due under a forbearance or repayment plan
                                                                                      agreed to by both the mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-6

------------------------------------------------------------------------------------------------------------------------------------
Repay next due date         DATE(MM/DD/YYYY)                                          The due date of the next outstanding payment
                                                                                      due under a forbearance or repayment plan
                                                                                      agreed to by both the mortgagor and
                                                                                      servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan                  DATE(MM/DD/YYYY)                                          The servicer defined date upon which the
broken/reinstated/closed                                                              servicer considers that the plan is no
date                                                                                  longer in effect as a result of plan
                                                                                      completion or mortgagor's failure to remit
                                                                                      payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan created date     DATE(MM/DD/YYYY)                                          The date that both the mortgagor and
                                                                                      servicer agree to the terms of a forbearance
                                                                                      or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number             NUMBER(9)                                                 Individual number that uniquely identifies
                                                                                      loan as defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/advance      NUMBER(10,2)                                              The positive or negative account balance
balance                                                                               that is dedicated to payment of hazard
                                                                                      insurance, property taxes, MI, etc.  (escrow
                                                                                      items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval letter       DATE(MM/DD/YYYY)                                          The actual date that the title approval was
received date                                                                         received as set forth in the HUD title
                                                                                      approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package HUD/VA date   DATE(MM/DD/YYYY)                                          The actual date that the title package was
                                                                                      submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds received     DATE(MM/DD/YYYY)                                          The actual date that funds were received by
date                                                                                  the servicer from the VA for the expense
                                                                                      claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim submitted date     DATE(MM/DD/YYYY)                                          The actual date that the expense claim was
                                                                                      submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received     NUMBER(15,2)                                              The amount of funds received by the servicer
amount                                                                                from VA as a result of the specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds received     DATE(MM/DD/YYYY)                                          The date that the funds from the specified
date                                                                                  bid were received by the servicer from the
                                                                                      VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted date       DATE(MM/DD/YYYY)                                          Actual date that the Notice of Election to
                                                                                      Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code                    VARCHAR2(5)                                               US postal zip code that corresponds to
                                                                                      property location.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-7

------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency status     VARCHAR2(3)      09=Forbearance   17=Preforeclosure sale  The code that is electronically reported to
code                        24=Drug seizure  26=Refinance     27=Assumption           FNMA by the servicer that reflects the
                            28=Modification  29=Charge-off    30=Third-party sale     current defaulted status of a loan. (ie: 65,
                            31=Probate       32=Military      43=Foreclosure          67, 43 or 44)
                                                indulgence
                            44=Deed-in-lieu  49=Assignment    61=Second lien
                                                                 considerations
                            62=VA no-bid     63=VA Refund     64=VA Buydown
                            65=Ch. 7         66=Ch. 11        67=Ch. 13
                               bankruptcy       bankruptcy       bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency reason     VARCHAR2(3) 001=Death of      002=Illness of              The code that is electronically reported to
code                                        principal mtgr    principal mtgr          FNMA by the servicer that describes the
                            003=Illness of mtgr's family  004=Death of mtgr's family  circumstance that appears to be the primary
                                member                        member                  contributing factor to the delinquency.
                            005=Marital difficulties      006=Curtailment of income
                            007=Excessive obligations     008=Abandonment of property
                            009=Distant employee transfer 011=Property problem
                            012=Inability to sell         013=Inability to rent
                                property                      property
                            014=Military service          015=Other
                            016=Unemployment              017=Business failure
                            019=Casualty loss             022=Energy-Environment
                                                              costs
                            023=Servicing problems        026=Payment adjustment
                            027=Payment dispute           029=Transfer ownership
                                                              pending
                            030=Fraud                     031=Unable to contact
                                                              borrower
                            INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance            NUMBER(10,2)                                              Money submitted to the servicer, credited to
                                                                                      the mortgagor's account but not allocated to
                                                                                      principal, interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow balance   NUMBER(10,2)                                              Money held in escrow by the mortgage company
                                                                                      through completion of repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number             NUMBER (10,2)                                             Unique number assigned to a group of loans
                                                                                      in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------

                                     E-2-8

                                    EXHIBIT F

                                SEC CERTIFICATION
                                                                          [Date]


Structured Asset Securities Corporation
745 7th Avenue, 7th Floor
New York, New York  10019

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195
Attn: E. Todd Whittemore - Master Servicing

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through
    Certificates, Series 2005-15
    --------------------------------------------------------------------


Reference is made to the Reconstituted Servicing Agreement dated as of June 1, 2005 (the "Agreement"), by and between Lehman Brothers Holdings Inc. (the "LBH") and National City Mortgage Co. (the "Servicer") and acknowledged by Aurora Loan Services LLC (the "Master Servicer") and Wells Fargo Bank, National Association, as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Agreement (the "Servicing Information").

2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, for the period covered by the Form 10-K Annual Report, fulfilled its obligations under this Agreement.

                                      NATIONAL CITY MORTGAGE CO.

                                      Name:    ____________________________
                                      Title:   ____________________________
                                      Date:    ____________________________

                                      F-1